AMENDED AND RESTATED SECURITY AGREEMENT


                  THIS AMENDED AND RESTATED SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified, this "Agreement"), dated as of June 29, 1999, by and among GT Interactive Software Corp. (the "Borrower") and certain of its subsidiaries identified on the signature pages attached hereto (together with the Borrower and each additional subsidiary who becomes a party hereto pursuant to a Joinder Agreement, the "Grantors", each individually, a "Grantor"), and First Union National Bank, a national banking association, as administrative agent (the "Administrative Agent"), for the ratable benefit of the Administrative Agent and the financial institutions who are or may from time to time become parties to the Credit Agreement referred to below (the "Lenders").

                              STATEMENT OF PURPOSE

                  Pursuant to the terms of the Credit Agreement, dated as of September 11, 1998 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders and the Administrative Agent, the Lenders agreed to make certain Extensions of Credit to the Borrower as more particularly described therein.

                   In connection with the execution and delivery of the Credit Agreement, the Borrower executed and delivered in favor of the Administrative Agent a Security Agreement, dated as of September 11, 1998 (as heretofore amended, restated, supplemented or otherwise modified, the "Existing Security Agreement"), pursuant to which the Borrower granted to the Administrative Agent, for the ratable benefit of the Lenders, the Collateral to secure the Obligations (as such terms are defined in the Existing Security Agreement).

                  The Borrower, the Lenders and the Administrative Agent have agreed to execute a Second Amendment, Waiver and Agreement, dated as of June 29, 1999 (the "Second Amendment"), under the Credit Agreement to, among other things, amend certain provisions thereof.

                  In connection with the transactions contemplated by the Second Amendment and as a condition precedent thereto, the Administrative Agent and the Lenders have requested that the Existing Security Agreement be amended and restated, and that each Grantor execute and deliver this Agreement to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, and each of the Grantors has agreed to do so pursuant to the terms hereof.

                  NOW, THEREFORE, in consideration of the foregoing premises and to induce the Administrative Agent and the Lenders to enter into the Second Amendment, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, as follows:

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                                                                               2

                  SECTION 1.  Definitions

                   (a) Terms defined in the Credit Agreement and not otherwise defined herein, when used in this Agreement including its preamble and recitals, shall have the respective meanings provided for in the Credit Agreement, and the following terms which are defined in the UCC are used herein as so defined:
Chattel Paper, Documents, Equipment, Instruments and Investment Property. The following additional terms, when used in this Agreement, shall have the following meanings:

                  "Account Debtor" means any Person who is or may become obligated to any Grantor under, with respect to, or on account of, an Account.

                  "Accounts" means collectively, all rights to payment for goods sold or leased or for services rendered or to be rendered, whether or not earned by performance, and all sums of money or other proceeds due or becoming due thereon, including, without limitation, "Accounts" as defined in the UCC, whether secured or unsecured, now existing or hereafter created, now or hereafter owned or acquired by any Grantor or in which any Grantor now or hereafter has or acquires any right or interest.

                  "Accounts Aging Report" means an aged trial balance of all Accounts existing as of a specified date, in a form reasonably satisfactory to the Administrative Agent, specifying the names, addresses, face value and dates of invoices of each Account Debtor obligated on any Accounts so listed.

                  "Collateral" shall have the meaning given such term in Section 2(a).

                  "Collateral Account" means any cash collateral account established by any of the Grantors with the Administrative Agent, in the name and under the exclusive dominion and control of the Administrative Agent, pursuant to Section 6 .

                  "Contracts"  means  all  contracts  and  agreements  listed on
         Schedule 1, as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (a) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of any Grantor to damages arising thereunder and (c) all rights of any Grantor to perform and to exercise all remedies thereunder, in each case, to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract or agreement is not prohibited thereby.

                  "Copyright License" means any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed on Schedule 2) granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

                  "Copyrights" means (a) all copyrights of any Grantor arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed on Schedule 2) all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office and (b) the right to obtain all renewals thereof.

                  "Deposit Accounts" means all "Deposit Accounts" (as defined in the UCC) established by any Grantor, including, without limitation, the deposit accounts listed on Schedule 3 hereto and any other deposit accounts established by any Grantor after the date hereof.

                  "Financing Statements" means the Uniform Commercial Code Form UCC-1 Financing Statements (or, with respect to any Foreign Subsidiary, any filing required by the applicable foreign jurisdiction) executed by the Grantors with respect to the Collateral and to be filed in the jurisdictions set forth in the Perfection Certificate.

                  "General Intangibles" means all "General Intangibles" (as defined in the UCC) of any Grantor, including, without limitation, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Account or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

                  "Intellectual  Property"  means  all  rights,  priorities  and privileges of any Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "Inventory" means all "Inventory" (as defined in the UCC) of any Grantor wherever located, including, without limitation, all goods manufactured or acquired for sale or lease and all raw materials, work-in-process and finished goods, and all supplies and goods, used or consumed in the operation of the business of any Grantor, whether now or hereafter owned or acquired by any Grantor or in which such Grantor now or hereafter has or acquires any right or interest.

                  "Obligations" means the Grantors' obligations under the Loan Documents in respect of the unpaid principal of and interest on the Notes (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans, the Letters of Credit or the L/C Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of the Grantors to the Administrative Agent, the Issuing Lender and the Lenders in respect of the Loans, the Notes, the Letters of Credit, the L/C Obligations, any Hedging Agreements permitted or required under the Credit Agreement, the Concentration Account or any cash management arrangements with any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Letters of Credit, the L/C Obligations, any Hedging Agreements permitted or required under the Credit Agreement, this Agreement, the other Loan Documents or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or the Lenders that are required to be paid by any Grantor pursuant to the terms of the Credit Agreement, this Agreement or any other Loan Document).

                  "Patent License" means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent (including, without limitation, any of the foregoing referred to on Schedule 2).

                  "Patents" means (i) all of any Grantor's letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith (including, without limitation, any of the foregoing referred to on Schedule 2), (ii) all of any Grantor's applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to on Schedule 2 and (iii) all rights to obtain any reissues or extensions of the foregoing.

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                                                                               5

                  "Permitted Liens" means all Liens respecting the Collateral permitted pursuant to Section 10.3 of the Credit Agreement.

                  "Perfection Certificate" means a certificate substantially in the form of Exhibit A attached hereto, setting forth the corporate or other names, chief executive office or principal place of business in each state and other current locations of each Grantor and such other information as the Administrative Agent deems reasonably necessary for the perfection of the security interests granted hereunder, completed and supplemented with the schedules and attachments contemplated thereby to the reasonable satisfaction of the Administrative Agent, and certified by the Chief Executive Officer, President, any Executive Vice President, Chief Financial Officer or Treasurer of each Grantor so authorized to act.

                  "Proceeds" means all "Proceeds" (as defined in the UCC) of any Grantor and, in any event, shall include, without limitation, all dividends or other income from the Investment Property of any Grantor, collections thereon or distributions or payments with respect thereto.

                  "Schedule of Inventory" means a schedule of Inventory based upon each Grantor's most recent physical inventory and its perpetual inventory records, in a form reasonably satisfactory to the Administrative Agent.

                  "Security Interests" means the security interests granted hereby to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, in respect of the Collateral.

                  "Trademark License" means any agreement, written or oral, providing for the grant by or to any Grantor of any right to use any Trademark (including, without limitation, any thereof referred to on Schedule 2).

                  "Trademarks" means (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, and other source or business identifiers of any Grantor, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto (including, without limitation, any of the foregoing referred to on Schedule 2) and (ii) the right to obtain all renewals thereof.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York; provided that, if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New

         York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  (b)  Where  the  context  requires,   terms  relating  to  the
Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                  SECTION 2.  The Security Interests

                  (a) With respect to each Grantor, all of such Grantor's estate, right, title and interest in and to all of the following property, whether now or hereafter owned or acquired by such Grantor or in which such Grantor now has or hereafter acquires any estate, right, title or interest, and wherever located, along with any other property of such Grantor which may from time to time secure the Obligations pursuant to the terms of this Agreement, is collectively referred to as the "Collateral":

                    (i)   all Accounts;

                    (ii)  all Chattel Paper;

                    (iii) the Collateral Account, all cash deposited therein from time to time, the investments made pursuant to Section 6 and other monies and property of any kind of any Grantor in the possession or under the control of the Administrative Agent or any Lender;

                    (iv) all Contracts;

                    (v) all Deposit Accounts;

                    (vi) all Documents;

                    (vii) all Equipment;

                    (viii) all General Intangibles;

                    (ix) all Instruments;

                    (x) all Intellectual Property;

                    (xi) all Inventory;

                    (xii) all Investment Property;

                    (xiii) all other property not otherwise described above;

                    (xiv) all books and records pertaining to any of the foregoing; and

                    (xv) all products and Proceeds of all or any of the foregoing.

                  (b) The Borrower hereby confirms and reaffirms its grant of a security interest in the Collateral (as defined in the Existing Security Agreement) pursuant to the Existing Security Agreement. In order to secure the payment when due whether at the stated maturity, by acceleration or otherwise of the Obligations, each Grantor (including the Borrower) hereby grants to the Administrative Agent, for the ratable benefit of the Lenders and the Administrative Agent, a security interest in the Collateral.

                  (c) The Security Interests are granted as security only and shall not subject the Administrative Agent or any Lender to, or transfer to the Administrative Agent or any Lender, or in any way affect or modify, any obligation or liability of any Grantor with respect to any of the Collateral or any transaction in connection therewith.

                  SECTION  3.  Representations  and  Warranties.   Each  Grantor
represents and warrants to the Administrative Agent and each Lender as follows:

                  (a) Such Grantor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Security Interests in the Collateral owned by it pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Security Interests in the Collateral pursuant to, this Agreement.

                  (b) This Agreement constitutes a legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (c) Such Grantor is the sole owner of, and has valid and legal title to, all of the Collateral owned by it, free and clear of any Liens, other than Permitted Liens.

                  (d) Other than financing statements or other similar or equivalent documents or instruments with respect to Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction. No Collateral is in the possession of any Person (other than the Grantors) asserting any claim thereto or security interest therein, except that the Administrative Agent or its designee may have possession of Collateral as contemplated hereby and a bailee, warehouseman, agent or processor may have possession of the Collateral as contemplated by, and so long as such Grantor has complied with, Section 4(c)(iii) and Section 4(c)(iv).

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                                                                               8

                  (e) All of the information set forth in the Perfection Certificate relating to such Grantor is true and correct in all material respects as of the date hereof.

                  (f) Such Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all negotiable Instruments constituting Collateral currently owned or held by such Grantor, if any (duly endorsed in blank, if requested by the Administrative Agent).

                  (g) With respect to any Inventory of such Grantor: (i) all such Inventory is, and shall be at all times, located at places of business of such Grantor listed in the Perfection Certificate or as to which such Grantor has complied with the provisions of Section 4(a)(i), except Inventory in transit from one such location to another such location; (ii) no Inventory is, nor shall at any time or times be, subject to any Lien whatsoever, except for Permitted Liens; (iii) no Inventory in aggregate value exceeding $1,000,000 at any time is, nor shall at any time or times be, kept, stored or maintained with a bailee, warehouseman, carrier or similar party (other than a carrier delivering Inventory to a purchaser in the ordinary course of such Grantor's business) unless the Administrative Agent shall have received prior written notice of such storage and the such Grantor has complied with the provisions of Section 4(c)(iii); and (iv) no Inventory in aggregate value exceeding $1,000,000 at any time is, nor shall at any time or times be, kept, stored or maintained with a consignee unless the Administrative Agent shall have received prior written notice of such consignment and such Grantor has complied with the provisions of
Section 4(c)(iii).

                  (h) The Financing Statements relating to such Grantor are in appropriate form and when filed in the offices specified in the Perfection Certificate, the Security Interests will constitute valid and perfected security interests in all of the Collateral (to the extent that a security interest therein may be perfected by filing pursuant to the UCC) in favor of the Administrative Agent, for the benefit of the Lenders, prior to all other Liens and rights of others therein, other than with respect to Permitted Liens.

                  (i) On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified in the Perfection Certificate.

                  (j) With respect to any Account of such Grantor: (i) no amount payable to such Grantor under or in connection with such Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent; (ii) none of the obligors on any Account is a Governmental Authority; and (iii) the amounts represented by such Grantor to the Lenders from time to time in reports delivered to the Administrative Agent by such Grantor as owing to such Grantor in respect of the Accounts will at such times be accurate.

                  (k) With respect to any Contract to which such Grantor is a party: (i) no consent of any party (other than such Grantor) is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement; (ii) each Contract is in full force and

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                                                                               9

effect and constitutes a valid and legally enforceable obligation of such Grantor and, to the best of such Grantor's knowledge, the other parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; (iii) no consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery or performance of any of the Contracts by such Grantor other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature; (iv) neither such Grantor nor, to such Grantor's knowledge (without independent investigation), any of the other parties to the Contracts is in default in the performance or observance of any of the material terms thereof; (v) the right, title and interest of such Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims; (vi) if a copy of any such Contract is requested by the Administrative Agent, such Contract as delivered to the Administrative Agent shall be a complete and correct copy of such Contract, including all amendments, supplements and other modifications thereto; (vii) to the best of such Grantor's knowledge, no amount payable to such Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent; and (viii) none of the parties to any Contract is a Governmental Authority.

                  (l) With respect to any Intellectual Property of such Grantor:
(i) to the best of such Grantor's knowledge, on the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person; (ii) except as set forth on Schedule 2, on the date hereof, none of the material Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor; (iii) no holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any material Intellectual Property in any respect that could reasonably be expected to have a material adverse effect on the aggregate value of all of such Grantor's Intellectual Property; and (iv) except as set forth in Schedule 6.1(u) to the Credit Agreement, no action or proceeding is pending, or, to the best of such Grantor's knowledge, threatened, on the date hereof (A) seeking to limit, cancel or question the validity of any material Intellectual Property or such Grantor's ownership interest therein or (B) which, if adversely determined, would have a material adverse effect on the aggregate value of all of such Grantor's Intellectual Property.

                  SECTION 4.  Further  Assurances;  Covenants.

                  (a)  General.

                  (i) No Grantor will change the location of its chief executive office or principal place of business in any state unless such Grantor shall have given the Administrative Agent thirty (30) days prior written notice thereof, executed and delivered to the Administrative Agent all financing statements and financing statement amendments which the Administrative Agent may request in connection therewith and, if reasonably requested by the Administrative Agent, delivered an opinion of counsel with respect thereto in accordance with Section 4(a)(v).

                  (ii) No Grantor shall change the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate unless such Grantor shall have given the Administrative Agent thirty (30) days prior written notice of such change of location, executed and delivered to the Administrative Agent all financing statements and financing statement amendments which the Administrative Agent may request in connection therewith and, if reasonably requested by the Administrative Agent, delivered an opinion of counsel with respect thereto in accordance with Section 4(a)(v); provided, however, that any Grantor may keep Inventory or Equipment at, or in transit to, any location described in the Perfection Certificate. No Grantor shall in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

                  (iii) No Grantor will change its name, identity or corporate or other structure in any manner unless it shall have given the Administrative Agent thirty (30) days prior written notice thereof, executed and delivered to the Administrative Agent all financing statements and financing statement amendments which the Administrative Agent may request in connection therewith, and, if reasonably requested by the Administrative Agent, delivered an opinion of counsel with respect thereto in accordance with Section 4(a)(v).

                  (iv) Each Grantor will  maintain  the  Administrative  Agents
         Security Interests in the Collateral owned by it as perfected Liens with priority over all other Liens other than Permitted Liens. Each Grantor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC) that from time to time may be necessary, or that the Administrative Agent may reasonably request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Administrative Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. Prior to the irrevocable payment in full of the Obligations, to the extent required by the immediately preceding sentence, each Grantor hereby authorizes the Administrative Agent, upon the failure of any Grantor to so do within ten (10) Business Days after receipt of notice in writing from the Administrative Agent, to execute and file financing statements, financing statement amendments, continuation statements and any other agreements, instruments, documents and papers reasonably necessary to perfect the Administrative Agents security interest in such Grantor's Collateral without such Grantor's signature appearing thereon. Each Grantor agrees that, except as otherwise required by law, a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Each Grantor shall pay the reasonable costs of, or incidental to, any recording or filing of the Financing Statements and any other financing statements, financing statement amendments, continuation statements and any other agreements, instruments, documents and papers reasonably necessary to perfect the Administrative Agents security interests in such Grantor's Collateral.

                  (v) Each Grantor will, promptly upon request, provide to the Administrative Agent all information and evidence the Administrative Agent may reasonably request concerning the Collateral, and in particular the Accounts, to enable the Administrative Agent to enforce the provisions of this Agreement.

                  (vi) Prior to each date on which any Grantor  proposes to take any action contemplated by Section 4(a)(i) or Section 4(a)(ii), if reasonably requested by the Administrative Agent, such Grantor shall, at its cost and expense, cause to be delivered to the Administrative Agent (with a copy for each Lender) an opinion of counsel, satisfactory to the Administrative Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests and priority thereof against all creditors of and purchasers from such Grantor have been filed in each filing office necessary or desirable for such purposes and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

                  (vii) After the  occurrence  and during the  continuance of an
         Event of Default, from time to time upon request by the Administrative Agent, each Grantor shall, at its cost and expense, cause to be delivered to the Administrative Agent (with a copy for each Lender) an opinion or opinions of counsel, reasonably satisfactory to the Administrative Agent, as to the enforceability of the Loan Documents and the Security Interests of the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, on the Collateral and other property of the Grantors and such other matters relating to the transactions contemplated hereby as the Administrative Agent or the Required Lenders may reasonably request.

                  (viii) Each Grantor will comply in all material respects with all Applicable Laws applicable to the Collateral or any material part thereof or to the operation of such Grantor's business.

                  (ix) Each Grantor will pay when due all material taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all material claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (A) the validity thereof is being contested in good faith by appropriate proceedings,
         (B) such proceedings do not involve any danger of the sale, forfeiture or loss of, or creation of a Lien on, any of the Collateral or any interest therein and (C) such charge is adequately reserved against on such Grantor's books in accordance with GAAP.

                  (x) The Grantors shall not (A) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement or hereunder or (B) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person or entity other than Permitted Liens.

                  (b)  Accounts, Etc.

                  (i) Each Grantor shall use all reasonable efforts to cause to be collected from its Account Debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with past practices) and to apply upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The costs and expenses (including, without limitation, attorneys fees) of collection of Accounts incurred by such Grantor or the Administrative Agent shall be borne by such Grantor.

                  (ii) Upon the occurrence and during the continuance of an Event of Default, upon request of the Administrative Agent or the Required Lenders, each Grantor will promptly notify (and each Grantor hereby authorizes the Administrative Agent so to notify) each Account Debtor in respect of any Account that such Account has been assigned to the Administrative Agent hereunder and that any payments due or to become due in respect of such Account are to be made directly to the Administrative Agent or its designee.

                  (iii) Each Grantor will perform and comply in all material respects with all of its material obligations in respect of its Accounts and the exercise by the Administrative Agent of any of its rights hereunder shall not release such Grantor from any of its duties or obligations.

                  (iv) No Grantor will (A) amend, modify, terminate or waive any material provision of any agreement giving rise to an Account in any manner which could reasonably be expected to materially adversely affect the value of the Collateral, (B) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to an Account (other than any right of termination) which could reasonably be expected to materially adversely affect the value of the Collateral or

         (C) fail to deliver to the Administrative Agent a copy of each written material demand, notice or document received by it which could reasonably be expected to materially adversely affect the value of the Collateral relating in any way to any material agreement giving rise to an Account.

                  (v) Other than in the ordinary course of business as generally conducted by each Grantor, no Grantor will (A) grant any extension of the time of payment of any of the Accounts with a face amount in excess of $500,000 or (B) compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever hereon.

                  (vi) At the times set forth in Section 7.1(d) of the Credit Agreement or, after the occurrence and during the continuance of an Event of Default, from time to time, at the request of the Administrative Agent or the Required Lenders, the Grantors shall deliver to the Administrative Agent with a copy for each Lender an Accounts Aging Report. Unless otherwise indicated thereon or in writing by the Grantors, each Accounts Aging Report delivered by the Grantors to the Administrative Agent shall constitute a representation by the Grantors with respect to the Accounts listed thereon that: (A) such Accounts are genuine, are not evidenced by a judgment and are evidenced by invoices issued in respect thereof; (B) such Accounts represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto or in accordance with past practices; (C) the amounts of the face value shown, and any invoices and statements delivered to the Administrative Agent with respect to any Account are owing to the applicable Grantor and are not contingent for any reason; (D) there are no material setoffs, counterclaims or disputes existing or asserted with respect to such Accounts, and such Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom; (E) no Grantor has knowledge of any facts, events, or occurrences which in any way impair in any material respect the validity or enforceability of any such Account or tend to reduce the amount payable thereunder from the amount of the invoice face value shown on any Accounts Aging Report and on all contracts, invoices and statements delivered to the Administrative Agent with respect thereto; (F) no Grantor has knowledge that any Account Debtor under any such Account did not have the capacity to contract at the time any contract or other document giving rise to the Account was executed; (G) the goods giving rise to such Accounts are not, and were not at the time of the sale thereof, subject to any Lien, except Permitted Liens; (H) no Grantor has knowledge of any fact or circumstance which would materially impair the validity or collectability of any such Account; (I) to the applicable Grantor's knowledge, there are no proceedings or actions which are pending or, threatened against any Account Debtor under such Accounts which could result in any material adverse change in such Account Debtors financial condition; (J) no security interest in such Accounts has been granted to any Person other than that granted to the Administrative Agent pursuant hereto and other Permitted Liens; and (K) each invoice or other evidence of payment obligation furnished to Account Debtors with respect to such Accounts is issued in the applicable Grantor's corporate name.

                  (c)  Inventory, Equipment, Etc.

                  (i) At the times set forth in Section 7.1(d) of the Credit Agreement and, after the occurrence and during the continuance of an Event of Default, from time to time, at the request of the Administrative Agent or the Required Lenders, the Grantors shall deliver to the Administrative Agent with a copy for each Lender a Schedule of Inventory. Unless otherwise indicated thereon or in writing by the Grantors, each Schedule of Inventory delivered by the Grantors to the Administrative Agent shall constitute a representation by each Grantor with respect to the Inventory listed thereon or referred to therein that: (A) all such Inventory is located at places of business listed in the Perfection Certificate or as to which the applicable Grantor has complied with the provisions of Section 4(a)(i) or on the premises identified on the then current Schedule of Inventory or is Inventory in transit from one such location to another such location;
         (B) no such Inventory is subject to any Lien whatsoever, except for Permitted Liens; (C) no such Inventory in aggregate value exceeding $1,000,000 at any time is, nor shall at any time or times be, kept, stored or maintained with a bailee, warehouseman, carrier or similar party (other than a carrier delivering Inventory to a purchaser in the ordinary course of such Grantor's business) unless the Administrative Agent has given its consent and the applicable Grantor has complied with the provisions of Section 4(c)(iii); and (D) no such Inventory in aggregate value exceeding $1,000,000 is, nor shall at any time or times be, kept, stored or maintained with a consignee unless the Administrative Agent has given its consent and the applicable Grantor has complied with the provisions of Section 4(c)(iii).

                  (ii) Each Grantor will cause the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, to be named as loss payee on each insurance policy covering risks relating to any of its Inventory or Equipment, as reasonably requested by the Administrative Agent. Each Grantor will deliver to the Administrative Agent, upon request of the Administrative Agent, copies of the insurance policies for such insurance. Each such insurance policy shall provide that all insurance proceeds shall be adjusted with and payable to the Administrative Agent, and provide that no cancellation or termination thereof shall be effective until at least thirty (30) days have elapsed after receipt by the Administrative Agent of written notice thereof. The Administrative Agent agrees that, as long as no Default or Event of Default has occurred and is continuing, any such net cash proceeds received by it in an aggregate amount of (i) less than $2,000,000 shall be promptly paid over to the Grantors and (ii) greater than or equal to $2,000,000 shall be promptly paid over to the Grantors who hereby agree to use such net cash proceeds in a diligent manner to replace or restore the damaged property to which such insurance proceeds relate within three hundred and sixty-five (365) days of receipt of such proceeds. All such loss proceeds not so utilized within such three hundred and sixty-five (365) day period shall be applied to the Obligations in accordance with Section 2.5(b)(ii) of the Credit Agreement. Any surplus shall be paid by the Administrative Agent to such Grantor or applied as may be otherwise required by law.

         Any   deficiency   thereon  shall  be  paid  by  such  Grantor  to  the
         Administrative Agent, on behalf of the Administrative Agent and the Lenders, on demand.

                  (iii)  If  any  Inventory  or  Equipment  exceeding  in  value
         $1,000,000 in the aggregate is at any time in the possession or control of any warehouseman, bailee (other than a carrier transporting Inventory to a purchaser in the ordinary course of business), or any of any Grantor's agents or processors, such Grantor shall notify in writing such warehouseman, bailee, agent or processor of the Security Interests created hereby, shall obtain such warehousemans, bailees, agents or processors agreement in writing to hold all such Inventory or Equipment for the Administrative Agents account subject to the Administrative Agents instructions, and shall cause such warehouseman, bailee, agent or processor to issue and deliver to the Administrative Agent warehouse receipts, bills of lading or any similar documents relating to such Inventory in the Administrative Agents name and in form and substance reasonably acceptable to the Administrative Agent.

                  (iv) If at any time during the term of this Agreement, any Inventory or Equipment exceeding in value $1,000,000 is placed by any Grantor on consignment with any consignee, such Grantor shall, prior to the delivery of any such consigned Inventory or Equipment: (A) provide the Administrative Agent with a copy of all consignment agreements and other instruments and documentation to be used in connection with such consignment, all of which agreements, instruments and documentation shall be reasonably acceptable in form and substance to the Administrative Agent; (B) prepare, execute and file appropriate financing statements with respect to any consigned Inventory or
         Equipment showing the consignee as debtor, such Grantor as secured party and the Administrative Agent as assignee of secured party; (C) prepare, execute and file appropriate financing statements with respect to any consigned Inventory or Equipment showing such Grantor as debtor and the Administrative Agent as secured party; (D) after all financing statements referred to in clauses (B) and (C) above shall have been filed, conduct a search of all filings made against the consignee in all jurisdictions in which the Inventory or Equipment to be consigned is to be located while on consignment, and deliver to the Administrative Agent copies of the results of all such searches; (E) notify, in writing, all creditors of the consignee which would be holders of security interests in the Inventory or Equipment to be consigned that such Grantor expects to deliver certain Inventory to the consignee, all of which Inventory shall be described in such notice by item or type; and (F) if reasonably requested by the Administrative Agent, deliver an opinion of counsel to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests and priority thereof against all creditors of and purchasers of such Grantor and such consignee have been filed in each filing office necessary or desirable for such purposes and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

                  (d)  Contracts, Etc.

                  (i) Each Grantor will perform and comply in all material respects with all its obligations under the Contracts.

                  (ii) No Grantor will amend, modify, terminate or waive any provision of any Contract in any manner which could reasonably be expected to materially adversely affect the value of such Contract, except for such amendments, modifications, terminations or waivers in the ordinary course of such Grantor's business.

                  (iii) Each Grantor will exercise promptly and diligently each and every material right which it may have under the Contracts (other than any right of termination).

                  (iv) Each Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any Contract that questions the validity or enforceability of such Contract.

                  (e)  Intellectual Property, Etc.

                  (i) Each Grantor (either itself or through licensees) will (A)
         continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use,
         (B) maintain as in the past the quality of products and services offered under such Trademark, (C) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders and the Administrative Agent, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

                  (ii) No Grantor (either itself or through licensees) will do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

                  (iii) Each Grantor (either itself or through licensees) (A) will employ each material Copyright and (B) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. No Grantor will (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

                  (iv) No Grantor (either itself or through licensees) will do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

                  (v) Each Grantor will notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any material adverse determination or development (including, without limitation, the institution of, or any such material adverse determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

                  (vi) Whenever a Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agents and the Lenders Security Interests in any Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby.

                  (vii) Each Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                  (viii) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, the applicable Grantor shall (A) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (B) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

                  (f) Indemnification. Each Grantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, reasonable costs and expenses

(including, without limitation, reasonable legal fees and expenses) incurred by the Administrative Agent or any Lender (i) with respect to, or resulting from, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, complying with any Applicable Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement (except to the extent any such liabilities, costs and expenses result from the gross negligence or willful misconduct of the Administrative Agent or such Lenders). In any suit, proceeding or action brought by the Administrative Agent under any Account for any sum owing thereunder, or to enforce any provisions of any Account, each Grantor will save, indemnify and keep the Administrative Agent and each Lender harmless from and against all expense, loss or damage suffered by the Administrative Agent or any Lender by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the Account Debtor or any other obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Account Debtor or obligor or its successors from any Grantor (except to the extent any such expense, loss or damage results from the gross negligence or willful misconduct of the Administrative Agent or such Lenders). The obligations of the Grantors under this Section 4(f) shall survive the termination of the other provisions of this Agreement.

                  SECTION 5. Reporting and Recordkeeping. Each Grantor respectively covenants and agrees with the Administrative Agent and the Lenders that from and after the date of this Agreement and until the Aggregate Commitment is terminated and all Obligations have been fully satisfied:

                  (a) Maintenance of Records  Generally.  Each Grantor will keep and maintain at its own cost and expense adequate records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral in accordance with past practices. All Chattel Paper given to such Grantor with respect to any Accounts will be marked with the following legend:
"This writing and the obligations evidenced or secured hereby are subject to the security interests of First Union National Bank, as Administrative Agent". For the Administrative Agents and the Lenders further security, each Grantor agrees that upon the occurrence and during the continuance of any Event of Default, upon the request of the Administrative Agent or the Required Lenders, such Grantor shall deliver and turn over any such books and records directly to the Administrative Agent or its designee. Each Grantor shall permit any representative of the Administrative Agent to inspect such books and records in accordance with Section 8.11 of the Credit Agreement and will provide photocopies thereof to the Administrative Agent upon its reasonable request.

                  (b) Certain Provisions Regarding Maintenance of Records and Reporting Re: Accounts.

                  (i) In the event any amounts due and owing in excess of $500,000 individually or $1,000,000 in the aggregate are in dispute between any Account Debtor and any Grantor, such Grantor shall provide the Administrative Agent with written notice thereof promptly after such Grantor's learning thereof, explaining the reason for the dispute, all claims related thereto and the amount in controversy.

                  (ii) Each Grantor will promptly notify the Administrative Agent in writing if any Account or Accounts, the face value of which exceeds $500,000 individually or $1,000,000 in the aggregate, arises or arise out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, or of any state (or department, agency, subdivision or instrumentality thereof) where such state has a state assignment of claims act or other law comparable to the Federal Assignment of Claims Act. Each Grantor will take any action required or requested by the Administrative Agent or give notice of the Administrative Agents Security Interest in such Accounts under the provisions of the Federal Assignment of Claims Act or any comparable law or act enacted by any state or local Governmental Authority. Any notifications or other documents executed and delivered to the Administrative Agent in connection with the Federal Assignment of Claims Act or any comparable state law may be promptly filed with the appropriate Governmental Authority by the Administrative Agent or held by the Administrative Agent until the Administrative Agent or the Required Lenders decide in its or their sole discretion to make any such filing.

                  (iii) Each Grantor will promptly  upon,  but in no event later than ten (10) Business Days after: (A) such Grantor's learning thereof, inform the Administrative Agent, in writing, of any material delay in such Grantor's performance of any of its obligations to any Account Debtor and of any assertion of any claims, offsets or counterclaims by any Account Debtor and of any allowances, credits and/or other monies granted by such Grantor to any Account Debtor, in each case involving amounts in excess of $500,000 for any single Account or Account Debtor or in excess of $1,000,000 in the aggregate for all Accounts and Account Debtors; and (B) such Grantor's receipt or learning thereof, furnish to and inform the Administrative Agent of any adverse information that, to the knowledge of such Grantor, could reasonably be expected to materially adversely affect the financial condition of any Account Debtor with respect to Accounts exceeding $500,000 individually or $1,000,000 in the aggregate.

                  (c) Further Identification of Collateral. Each Grantor will, if so reasonably requested by the Administrative Agent, furnish to the Administrative Agent statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

                  (d) Notices. In addition to the notices required by Section 5(b), each Grantor will advise the Administrative Agent promptly, in reasonable detail, (i) of any material Lien or claim made or asserted against any of the Collateral, (ii) of any material adverse change in the composition of the Collateral and (iii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the Collateral or on the validity, perfection or priority of the Security Interests.

                  SECTION 6.  Collateral Account.

                  (a) There is hereby established with the Administrative Agent a Collateral Account in the name and under the exclusive dominion and control of the Administrative Agent. There shall be deposited from time to time into such account the cash proceeds of the Collateral required to be delivered to the Administrative Agent pursuant to Section 6(b) or any other provision of this Agreement. Any income received by the Administrative Agent with respect to the balance from time to time on deposit in the Collateral Account, including any interest or capital gains on investments of amounts on deposit in the Collateral Account, shall remain, or be deposited, in the Collateral Account together with any investments from time to time made pursuant to Section 6(c), shall vest in the Administrative Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Obligations until applied thereto as hereinafter provided.

                  (b) Upon the occurrence and during the continuance of an Event of Default, if requested by the Administrative Agent, each Grantor shall instruct all Account Debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts either (i) directly to the Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the exclusive dominion and control of the Administrative Agent) or (ii) to one or more banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the exclusive dominion and control of any such bank) under a Lockbox Letter substantially in the form of Annex I hereto duly executed by each Grantor and any such bank or under other arrangements, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which such Grantor shall have irrevocably instructed such bank (and such bank shall have agreed) to remit all proceeds of such payments directly to the Administrative Agent for deposit into the Collateral Account or as the Administrative Agent may otherwise instruct such bank, and thereafter if the proceeds of any Collateral shall be received by any of the Grantors, such Grantor will promptly deposit such proceeds into the Collateral Account and until so deposited, all such proceeds shall be held in trust by such Grantor for and as the property of the Administrative Agent, for the benefit of itself and the Lenders, and shall not be commingled with any other funds or property of such Grantor. At any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may itself so instruct each Grantor's Account Debtors. All such payments made to the Administrative Agent shall be deposited in the Collateral Account.

                  (c) Amounts on deposit in the Collateral Account shall be promptly liquidated and applied to the payment of the Obligations in the manner specified in Section 10.

                  SECTION 7.  General Authority.

                  (a)   Each   Grantor   hereby    irrevocably    appoints   the
Administrative Agent their true and lawful attorney, with full power of substitution, in the name of each Grantor, the Administrative Agent, the Lenders or otherwise, for the sole use and benefit of the Administrative Agent and the Lenders, but at the Grantors' expense, to exercise, at any time from time to time all or any of the following powers:

                  (i) to file any financing statements, financing statement amendments, continuation statements and any other agreements, instruments, documents and papers to evidence the Security Interests in the Collateral;

                  (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof;

                  (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral;

                  (iv) to sell, transfer, assign or otherwise deal in or with the Collateral and the Proceeds thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof;

                  (v) to do all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Security Interests therein and to effect the intent of this Agreement, all as fully and effectively as if the Administrative Agent were the absolute owner thereof; and

                  (vi) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference to the Collateral;

provided  that the  Administrative  Agent  shall  not  take  any of the  actions described in this Section 7(a), except those described in clause (i) above, unless an Event of Default shall have occurred and be continuing. The Administrative Agent shall give the Grantors not less than ten (10) Business Days prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Grantors agree that any such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC (to the extent such Section is applicable).

                  (b) Ratification. The Grantors hereby ratify all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to Section 7(a) is a power coupled with an interest and shall be irrevocable.

                  (c) Other Powers. The Grantors also authorize the Administrative Agent, after the occurrence and during the continuance of an Event of Default, at any time and from time to time, to execute, in connection with any sale provided for in Section 8, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  SECTION 8.  Remedies Upon Event of Default.

                  (a) If any Event of Default has occurred and is continuing, the Administrative Agent may, upon the request of the Required Lenders (and only upon such request), exercise on behalf of the Administrative Agent and the Lenders all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Administrative Agent may, upon the request of the Required Lenders (and only upon such request), (i) withdraw all cash, if any, in the Collateral Account and investments made with amounts on deposit in the Collateral Account, and apply such monies, investments and other cash, if any, then held by it as Collateral as specified in Section 10 and (ii) if there shall be no such monies, investments or cash or if such monies, investments or cash shall be insufficient to pay the Obligations then outstanding in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory. The Administrative Agent or any Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if otherwise permitted under applicable law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. Each Grantor will execute and deliver such documents and take such other action as the Administrative Agent deems reasonably necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold (without warranty). Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of any Grantor. To the extent permitted by law, each Grantor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice of such sale shall be given to the Grantors ten (10) Business Days prior to such sale and (A) in case of a public sale, state the time and place fixed for such sale, and (B) in the case of a private sale, state the day after which sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Grantors shall remain liable for any deficiency.

                  (b) For the purpose of enforcing any and all rights and remedies under this Agreement, the Administrative Agent may (i) require each Grantor to, and each Grantor agrees that it will, at its expense and upon the request of the Administrative Agent, forthwith assemble all or any part of the Collateral as directed by the Administrative Agent and make it available at a place designated by the Administrative Agent which is, in the Administrative Agents opinion, reasonably convenient to the Administrative Agent and such Grantor, whether at the premises of such Grantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located and, without charge or liability to the Administrative Agent, seize and remove such Collateral from such premises, (iii) have access to and use such Grantor's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by such Grantor, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent the Administrative Agent deems appropriate.

                  SECTION 9. Limitation on Duty of Administrative Agent in Respect of Collateral. The Administrative Agents sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agents and the Lenders interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. The Administrative Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Administrative Agent in good faith.

                  SECTION 10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent in accordance with Section 4.5 of the Credit Agreement and then to payment to the Grantors or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds. The Administrative Agent may make distribution hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

                  SECTION 11. Concerning the Administrative Agent. The provisions of Article XII of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein set forth:

                  (a) The Administrative Agent is authorized to take all such action as is provided to be taken by it as Administrative Agent hereunder and all other action incidental thereto. As to any matters not expressly provided for herein, the Administrative Agent may request instructions from the Lenders and shall act or refrain from acting in accordance with written instructions from the Required Lenders (or, when expressly required by this Agreement or the Credit Agreement, all the Lenders) or, in the absence of such instructions, in accordance with its discretion.

                  (b) The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests, whether impaired by operation of law or by reason of any action or omission to act on its part (other than any such action or inaction constituting gross negligence or willful misconduct). The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Grantor.

                  SECTION 12. Appointment of Collateral Agents. At any time or times, with, so long as no Default or Event of Default has occurred and is continuing, the consent of the Grantors (which consent shall not be unreasonably withheld), in order to comply with any legal requirement in any jurisdiction or in order to effectuate any provision of the Loan Documents, the Administrative Agent may appoint a bank or trust company or one or more other Persons, either to act as collateral agent or agents, jointly with the Administrative Agent or separately, on behalf of the Administrative Agent and the Lenders with such power and authority as may be necessary for the effectual operation of the provisions hereof and specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of such collateral agent similar to the provisions of Section 11).

                  SECTION 13. Expenses. In the event that the Grantors fail to comply with the provisions of the Credit Agreement, this Agreement or any other Loan Document, such that the value of any Collateral or the validity, perfection, rank or value of the Security Interests are thereby diminished or potentially diminished or put at risk, the Administrative Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of the Grantors, and the Grantors shall reimburse the Administrative Agent for the reasonable costs thereof on demand. All insurance expenses and all reasonable expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, stamp, intangibles, transfer, property, sales, and use taxes imposed by any state, federal, or local authority or any other Governmental Authority on any of the Collateral, or in respect of the sale or other disposition thereof, shall be borne and paid by the Grantors, and if the Grantors fail promptly to pay any portion thereof when due, the Administrative Agent or any Lender may, at its option, but shall not be required to, pay the same and charge the Grantors' account therefor, and the Grantors agree to reimburse the Administrative Agent or such Lender therefor on demand. All sums so paid or incurred by the Administrative Agent or any Lender for any of the foregoing and any and all other sums for which the Grantors may become liable hereunder and all reasonable costs and expenses (including reasonable attorneys fees, legal expenses and court costs) incurred by the Administrative Agent or any Lender in enforcing or protecting the Security Interests or any of their rights or remedies hereunder shall be payable by the Grantors on demand and shall bear interest (after as well as before judgment) until paid at the rate then applicable to Base Rate Loans under the Credit Agreement and shall be additional Obligations hereunder.

                  SECTION 14. Notices. Notices. All notices and communications hereunder to a Grantor shall be made in accordance with Section 13.1 of the Credit Agreement and given to the addresses or transmission numbers for notices set forth under its signature below.

                  SECTION 15.  Release and Termination.

                  (a) Upon any sale, lease, transfer or other disposition of any item of Collateral by any Grantor in accordance with the terms of the Loan Documents (other than sales of Collateral in the ordinary course of business consistent with past practices), the Administrative Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall request to evidence the release of such item of Collateral from the assignment and security interests granted hereby.

                  (b) This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full and the Aggregate Commitment is terminated and upon such date the Security Interests granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, (i) the Administrative Agent shall promptly assign, release, transfer and deliver to the Grantors the Collateral held by it hereunder, all instruments of assignment executed in connection therewith, together with all monies held by the Administrative Agent or any of its agents hereunder, free and clear of the Liens hereof and (ii) the Administrative Agent and the Lenders will promptly execute and deliver to the Grantors such documents and instruments (including but not limited to appropriate UCC termination statements) as the Grantors shall request to evidence such termination in each such case at the expense of the Grantors.

                  SECTION 16. Waivers, Non-Exclusive Remedies Remedies. No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Credit Agreement, this Agreement or any other Loan Document shall operate as a waiver thereof or hereof; nor shall any single or partial exercise by the Administrative Agent or any Lender of any right under the Credit Agreement, this Agreement or any other Loan Document preclude any other or further exercise thereof, and the exercise of any rights under this Agreement, the Credit Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law. This Agreement is a Loan Document executed pursuant to the Credit Agreement.

                  SECTION 17. Successors and Assigns. This Agreement is for the benefit of the Administrative Agent and the Lenders and their successors and assigns (as permitted by the Credit Agreement), and in the event of an assignment of all or any of the Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Grantors and their successors and assigns; provided, that the Grantors may not assign any of their rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders.

                  SECTION 18. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Grantors and the Administrative Agent with the consent of the Required Lenders (or, when expressly required by this Agreement or the Credit Agreement, all of the Lenders).

                  SECTION 19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 20. Consent to Jurisdiction. Each Grantor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address set forth under its signature below;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

                  SECTION 21. Waiver of Jury Trial. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  SECTION 22. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  SECTION 23. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

                  SECTION 24. Counterparts. This Agreement may be executed by the parties hereto in several counterparts (including by telecopy), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


                            [Signature Pages Follow]

                  IN  WITNESS  WHEREOF,   each  party  hereto  has  caused  this
Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.


                                     GT INTERACTIVE SOFTWARE CORP.


                                     By: /s/ Walter Parks
                                        --------------------
                                        Name: Walter Parks
                                        Title: Vice President

                                     Address for notices:

                                        417 Fifth Avenue, 8th Floor
                                        New York, New York 10016
                                        Attention: Mr. Walter Parks
                                        Attention: Vice President, Legal Affairs
                                        Telephone: (212) 726-6572
                                        Telecopy:  (212) 726-6590



                                     HUMONGOUS ENTERTAINMENT, INC.


                                     By: /s/ Walter Parks
                                         --------------------
                                        Name: Walter Parks
                                        Title: Vice President

                                     Address for notices:

                                        417 Fifth Avenue, 8th Floor
                                        New York, New York 10016
                                        Attention: Mr. Walter Parks
                                        Attention: Vice President, Legal Affairs
                                        Telephone: (212) 726-6572
                                        Telecopy:  (212) 726-6590

                                     WIZARDWORKS GROUP, INC.


                                     By: /s/ Walter Parks
                                        --------------------
                                        Name: Walter Parks
                                        Title: Vice President

                                     Address for notices:

                                        417 Fifth Avenue, 8th Floor
                                        New York, New York 10016
                                        Attention: Mr. Walter Parks
                                        Attention: Vice President, Legal Affairs
                                        Telephone: (212) 726-6572
                                        Telecopy:  (212) 726-6590



                                     SINGLETRAC ENTERTAINMENT TECHNOLOGIES, INC.


                                     By: /s/ Walter Parks
                                        --------------------
                                        Name: Walter Parks
                                        Title: Vice President

                                     Address for notices:

                                        417 Fifth Avenue, 8th Floor
                                        New York, New York 10016
                                        Attention: Mr. Walter Parks
                                        Attention: Vice President, Legal Affairs
                                        Telephone: (212) 726-6572
                                        Telecopy:  (212) 726-6590

                                     SWAN ACQUISITION CORP.


                                     By: /s/ Walter Parks
                                        --------------------
                                        Name: Walter Parks
                                        Title: Vice President


                                     Address for notices:
                                        417 Fifth Avenue, 8th Floor
                                        New York, New York 10016
                                        Attention: Mr. Walter Parks
                                        Attention: Vice President, Legal Affairs
                                        Telephone: (212) 726-6572
                                        Telecopy:   (212) 726-6590



                                     CANDEL INC.


                                     By: /s/ Walter Parks
                                        --------------------
                                        Name: Walter Parks
                                        Title: Vice President


                                     Address for notices:
                                        417 Fifth Avenue, 8th Floor
                                        New York, New York 10016
                                        Attention: Mr. Walter Parks
                                        Attention: Vice President, Legal Affairs
                                        Telephone: (212) 726-6572
                                        Telecopy:  (212) 726-6590

                                     ONE ZERO MEDIA, INC.


                                     By: /s/ Walter Parks
                                        --------------------
                                        Name: Walter Parks
                                        Title: Vice President


                                     Address for notices:
                                        417 Fifth Avenue, 8th Floor
                                        New York, New York 10016
                                        Attention: Mr. Walter Parks
                                        Attention: Vice President, Legal Affairs
                                        Telephone: (212) 726-6572
                                        Telecopy:  (212) 726-6590



                                     FORMGEN, INC.


                                     By: /s/ Walter Parks
                                        --------------------
                                        Name: Walter Parks
                                        Title: Vice President


                                     Address for notices:
                                        417 Fifth Avenue, 8th Floor
                                        New York, New York 10016
                                        Attention: Mr. Walter Parks
                                        Attention: Vice President, Legal Affairs
                                        Telephone: (212) 726-6572
                                        Telecopy:  (212) 726-6590

                                     GOLD MEDALLION SOFTWARE INC.


                                     By: /s/ Walter Parks
                                        --------------------
                                        Name: Walter Parks
                                        Title: Vice President



                                     Address for notices:
                                        417 Fifth Avenue, 8th Floor
                                        New York, New York 10016
                                        Attention: Mr. Walter Parks
                                        Attention: Vice President, Legal Affairs
                                        Telephone: (212) 726-6572
                                        Telecopy:  (212) 726-6590




                                     MEDIATECHNICS, LTD.


                                     By: /s/ Walter Parks
                                        --------------------
                                        Name: Walter Parks
                                        Title: Vice President


                                     Address for notices:
                                        417 Fifth Avenue, 8th Floor
                                        New York, New York 10016
                                        Attention: Mr. Walter Parks
                                        Attention: Vice President, Legal Affairs
                                        Telephone: (212) 726-6572
                                        Telecopy:  (212) 726-6590

                                     LEGEND ENTERTAINMENT COMPANY LLC


                                     By: /s/ Walter Parks
                                        --------------------
                                        Name: Walter Parks
                                        Title: Vice President



                                     Address for notices:
                                        417 Fifth Avenue, 8th Floor
                                        New York, New York 10016
                                        Attention: Mr. Walter Parks
                                        Attention: Vice President, Legal Affairs
                                        Telephone: (212) 726-6572
                                        Telecopy:  (212) 726-6590

                                     FIRST UNION NATIONAL BANK, as
                                       Administrative Agent

                                     By: /s/ Julia Bouhuys
                                        ----------------------------
                                        Name: Julia Bouhuys
                                        Title: Senior Vice President